Exhibit 25.1

FORM T-1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE

ELIGIBILITY OF A TRUSTEE PURSUANT TO

SECTION 305(b)(2) ☐

THE BANK OF NEW YORK TRUST COMPANY, N.A.

(Exact Name of Trustee As Specified In Its Charter)

95-3571558
(State of Incorporation if not a U.S. National Bank)	(I.R.S. Employer Identification Number)

700 South Flower Street Suite 500 Los Angeles, California	90017
(Address of Principal Executive Offices)	(Zip Code)

CHESAPEAKE ENERGY CORPORATION

(Exact Name of Obligor As Specified In Its Charter)

Oklahoma	73-1395733
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

601541 N.B. Ltd.

(Exact Name of Registrant As Specified In Its Charter)

New Brunswick, Canada	None
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Chesapeake Energy Louisiana Corporation

(Exact Name of Registrant As Specified In Its Charter)

Oklahoma	73-1524569
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Chesapeake Energy Marketing, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Oklahoma	73-1439175
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Chesapeake Operating, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Oklahoma	73-1343196
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Chesapeake PPC Corp.

(Exact Name of Registrant As Specified In Its Charter)

Texas	20-2535976
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Chesapeake PRH Corp.

(Exact Name of Registrant As Specified In Its Charter)

Oklahoma	75-2883958
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Chesapeake South Texas Corp.

(Exact Name of Registrant As Specified In Its Charter)

Oklahoma	41-2050649
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Nomac Drilling Corporation

(Exact Name of Registrant As Specified In Its Charter)

Oklahoma	73-1606317
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Oxley Petroleum Co.

(Exact Name of Registrant As Specified In Its Charter)

Oklahoma	73-1508537
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Carmen Acquisition, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Oklahoma	73-1604860
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Chesapeake Acquisition, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Oklahoma	73-1528271
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Chesapeake ENO Acquisition, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Oklahoma	82-0553595
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Chesapeake EP, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Oklahoma	48-1270813
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Chesapeake Land Company, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Oklahoma	20-2099392
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Chesapeake ORC, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Oklahoma	71-0934234
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Chesapeake Permian Acquisition, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Oklahoma	73-1592437
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Chesapeake Royalty, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Oklahoma	73-1549744
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Gothic Production, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Oklahoma	73-1539475
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

John C. Oxley, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Oklahoma	73-1508539
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Mayfield Processing, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Oklahoma	20-0174765
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

MC Mineral Company, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Oklahoma	61-1448831
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Chesapeake Exploration Limited Partnership

(Exact Name of Registrant As Specified In Its Charter)

Oklahoma	73-1384282
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Chesapeake Louisiana, L.P.

(Exact Name of Registrant As Specified In Its Charter)

Oklahoma	73-1519126
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Chesapeake NFW, L.P.

(Exact Name of Registrant As Specified In Its Charter)

Oklahoma	20-1559859
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Chesapeake Permian, L.P.

(Exact Name of Registrant As Specified In Its Charter)

Oklahoma	20-0701951
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Chesapeake Sigma, L.P.

(Exact Name of Registrant As Specified In Its Charter)

Oklahoma	27-0029884
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Chesapeake-Staghorn Acquisition L.P.

(Exact Name of Registrant As Specified In Its Charter)

Oklahoma	73-1612854
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Chesapeake Zapata, L.P.

(Exact Name of Registrant As Specified In Its Charter)

Oklahoma	20-0322339
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

MidCon Compression, L.P.

(Exact Name of Registrant As Specified In Its Charter)

Oklahoma	20-0299525
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

6100 North Western Avenue Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip code)

6.375% Senior Notes due 2015

(Title of the indenture securities)

1.	General information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, D.C. 20219

Federal Reserve Bank	San Francisco, California 94105

Federal Deposit Insurance Corporation	Washington, D.C. 20429

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.	A copy of the articles of association of The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.	A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-121948).

4.	A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121948).

6.	The consent of the trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-121948).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 20th day of May, 2005.

THE BANK OF NEW YORK TRUST COMPANY, N.A.

By:	/S/ D.G. DONOVAN
Name: D.G. DONOVAN
Title: VICE PRESIDENT

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK TRUST COMPANY, N.A.

of 700 S. Flower Street, 2nd Floor, Los Angeles, CA 90017

At the close of business December 31, 2004, published in accordance with Federal regulatory authority instructions.

Dollar Amounts in Thousands
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	5,975
Interest-bearing balances	0
Securities:
Held-to-maturity securities	79
Available-for-sale securities	27,506
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold	31,000
Securities purchased under agreements to resell	111,000
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, net of unearned income	0
LESS: Allowance for loan and lease losses	0
Loans and leases, net of unearned income and allowance	0
Trading assets	0
Premises and fixed assets (including capitalized leases)	2,356
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies	0
Customers’ liability to this bank on acceptances outstanding	0
Intangible assets:
Goodwill	237,448
Other Intangible Assets	17,376
Other assets	35,890

Total assets	$468,630

LIABILITIES
Deposits:
In domestic offices
Noninterest-bearing	9,060
Interest-bearing	0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased	0
Securities sold under agreements to repurchase	0
Trading liabilities	0
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	58,000
Not applicable
Bank’s liability on acceptances executed and outstanding	0
Subordinated notes and debentures	0
Other liabilities	46,904

Total liabilities	$113,964

Minority interest in consolidated subsidiaries	0

EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	1,000
Surplus	294,040
Retained earnings	59,681
Accumulated other comprehensive income	(55)

Other equity capital components	0
Total equity capital	$354,666

Total liabilities, minority interest, and equity capital	$468,630

I, Thomas J. Mastro, Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

Thomas J. Mastro	)	Comptroller

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Richard G. Jackson	)
Nicholas C. English	)	Directors
Karen B. Shupenko	)

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